UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2020

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BLUEGREEN VACATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09292	03-0300793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 912-8000

Not Applicable

(Former name or former address, if changed since last report.)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	BXG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Bluegreen Vacations Corporation (the “Company”) temporarily closed hospitality operations at 44 of its 68 resorts, closed all of its sales centers and substantially all of its marketing operations in response to the COVID-19 pandemic and the various governmental mandates and orders for business closures. With the recent lifting or easing of such restrictions in certain locations in the United States, the Company has started to re-open a number of its properties, as noted in the press release attached as Exhibit 99.1. The Company expects such re-opening efforts for the remaining properties to continue over the next several months as more jurisdictions lift or ease these restrictions and allow businesses to return to operation, subject to complying with certain mandatory precautionary measures to address the pandemic. However, any re-opening of the Company’s properties may be delayed or interrupted depending on federal, state, and location government orders or recommendations or based on assessments of the state of the pandemic. An updated list of the anticipated re-opening dates can be found on the Company’s website at https://www.bluegreenowner.com/featured/travel-advisory-resort-status.

Important Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K, including any exhibits hereto, may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “would,” “could,” or similar expressions indicate a forward-looking statement; however, not all forward-looking statements include these identifying words. These forward looking statements involve substantial risks and uncertainties that could cause the outcome to be materially different, including the material impact of the COVID-19 pandemic on the Company’s business, operating results and financial condition, general economic conditions, the actual timing and status of, or any disruptions to, the re-opening of the Company’s properties, as well as those factors that are discussed under the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that may update or supplement such disclosure. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s other filings with the Securities and Exchange Commission. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release of Bluegreen Vacations Corporation dated June 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2020	BLUEGREEN VACATIONS CORPORATION

By:	/s/ Raymond S. Lopez
Raymond S. Lopez
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer